                                                                    EXHIBIT 19.1


                      SALLIE MAE STUDENT LOAN TRUST 1995-1
                      OFFICER'S CERTIFICATE OF THE SERVICER
                         ANNUAL STATEMENT OF COMPLIANCE
                             AS OF DECEMBER 31, 1999


TO:    INDENTURE TRUSTEE                      ELIGIBLE LENDER TRUSTEE
       Bankers Trust Company                  Chase Manhattan Bank Delaware
       Four Albany Street, 10th Floor         1201 Market Street
       New York, New York  10006              Wilmington, Delaware  19801
       Attn:  Corporate Trust & Agency Group  Attn:  John J. Cashin


COPY:                                         The Chase Manhattan Bank, N.A.
                                              450 West 33rd Street
                                              New York, New York  10001
                                              Attn:  Corporate Trust Dept.


Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 1999 through December 31, 1999 under this Agreement and under the Servicing Agreement dated October 26, 1995 (as amended and restated as of April 26, 1996) has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

--------------------------------------------------------------------------------


SALLIE MAE SERVICING CORPORATION, as Servicer
11600 Sallie Mae Drive
Reston, Virginia  20193


/s/ THOMAS P. BRISSON
---------------------
Thomas P. Brisson, Vice President, Servicing


/s/ JOHN F. WALLERSTEDT
-----------------------
John F. Wallerstedt, Vice President and Treasurer

                      SALLIE MAE STUDENT LOAN TRUST 1996-1
                      OFFICER'S CERTIFICATE OF THE SERVICER
                         ANNUAL STATEMENT OF COMPLIANCE
                             AS OF DECEMBER 31, 1999


TO:   Indenture Trustee                       Eligible Lender Trustee
      -----------------                       -----------------------
      Bankers Trust Company                   Chase Manhattan Bank Delaware
      Four Albany Street, 10th Floor          1201 Market Street
      New York, New York  10006               Wilmington, Delaware  19801
      Attn:  Corporate Trust & Agency Group   Attn:  John J. Cashin


COPY:                                         The Chase Manhattan Bank, N.A.
                                              450 West 33rd Street
                                              New York, New York  10001
                                              Attn:  Corporate Trust Dept.


Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 1999 through December 31, 1999 under this Agreement and under the Servicing Agreement dated as of March 6, 1996 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

--------------------------------------------------------------------------------


SALLIE MAE SERVICING CORPORATION, as Servicer
11600 Sallie Mae Drive
Reston, Virginia  20193


/s/ THOMAS P. BRISSON
---------------------
Thomas P. Brisson, Vice President, Servicing


/s/ JOHN F. WALLERSTEDT
-----------------------
John F. Wallerstedt, Vice President and Treasurer

                          SLM STUDENT LOAN TRUST 1996-2
                      OFFICER'S CERTIFICATE OF THE SERVICER
                         ANNUAL STATEMENT OF COMPLIANCE
                             AS OF DECEMBER 31, 1999


TO:   Indenture Trustee                      Eligible Lender Trustee
      -----------------                      -----------------------
      Bankers Trust Company                  Chase Manhattan Bank Delaware
      Four Albany Street, 10th Floor         1201 Market Street
      New York, New York  10006              Wilmington, Delaware  19801
      Attn: Corporate Trust & Agency Group   Attn:  John J. Cashin


COPY:                                        The Chase Manhattan Bank, N.A.
                                             450 West 33rd Street
                                             New York, New York  10001
                                             Attn:  Corporate Trust Dept.


Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 1999 through December 31, 1999 under this Agreement and under the Servicing Agreement dated as of April 26, 1996 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

--------------------------------------------------------------------------------


SALLIE MAE SERVICING CORPORATION, as Servicer
11600 Sallie Mae Drive
Reston, Virginia  20193


/s/ THOMAS P. BRISSON
---------------------
Thomas P. Brisson, Vice President, Servicing


/s/ JOHN F. WALLERSTEDT
-----------------------
John F. Wallerstedt, Vice President and Treasurer

                          SLM STUDENT LOAN TRUST 1996-3
                      OFFICER'S CERTIFICATE OF THE SERVICER
                         ANNUAL STATEMENT OF COMPLIANCE
                             AS OF DECEMBER 31, 1999


TO:    Indenture Trustee                      Eligible Lender Trustee
       -----------------                      -----------------------
       Bankers Trust Company                  Chase Manhattan Bank Delaware
       Four Albany Street, 10th Floor         1201 Market Street
       New York, New York  10006              Wilmington, Delaware  19801
       Attn:  Corporate Trust & Agency Group  Attn:  John J. Cashin


COPY:                                         The Chase Manhattan Bank, N.A.
                                              450 West 33rd Street
                                              New York, New York  10001
                                              Attn:  Corporate Trust Dept.


Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 1999 through December 31, 1999 under this Agreement and under the Servicing Agreement dated as of July 9, 1996 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

--------------------------------------------------------------------------------


SALLIE MAE SERVICING CORPORATION, as Servicer
11600 Sallie Mae Drive
Reston, Virginia  20193


/s/ THOMAS P. BRISSON
---------------------
Thomas P. Brisson, Vice President, Servicing


/s/ JOHN F. WALLERSTEDT
-----------------------
John F. Wallerstedt, Vice President and Treasurer

                          SLM STUDENT LOAN TRUST 1996-4
                      OFFICER'S CERTIFICATE OF THE SERVICER
                         ANNUAL STATEMENT OF COMPLIANCE
                             AS OF DECEMBER 31, 1999


TO:   Indenture Trustee                       Eligible Lender Trustee
      -----------------                       -----------------------
      Bankers Trust Company                   Chase Manhattan Bank Delaware
      Four Albany Street, 10th Floor          1201 Market Street
      New York, New York  10006               Wilmington, Delaware  19801
      Attn:  Corporate Trust & Agency Group   Attn:  John J. Cashin


COPY:                                         The Chase Manhattan Bank, N.A.
                                              450 West 33rd Street
                                              New York, New York  10001
                                              Attn:  Corporate Trust Dept.


Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 1999 through December 31, 1999 under this Agreement and under the Servicing Agreement dated as of October 3, 1996 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

--------------------------------------------------------------------------------


SALLIE MAE SERVICING CORPORATION, as Servicer
11600 Sallie Mae Drive
Reston, Virginia  20193


/s/ THOMAS P. BRISSON
---------------------
Thomas P. Brisson, Vice President, Servicing


/s/ JOHN F. WALLERSTEDT
-----------------------
John F. Wallerstedt, Vice President and Treasurer

                          SLM STUDENT LOAN TRUST 1997-1
                      OFFICER'S CERTIFICATE OF THE SERVICER
                         ANNUAL STATEMENT OF COMPLIANCE
                             AS OF DECEMBER 31, 1999


TO:   INDENTURE TRUSTEE                       ELIGIBLE LENDER TRUSTEE
      Bankers Trust Company                   Chase Manhattan Bank Delaware
      Four Albany Street, 10th Floor          1201 Market Street
      New York, New York  10006               Wilmington, Delaware  19801
      Attn:  Corporate Trust & Agency Group   Attn:  John J. Cashin


COPY:                                         The Chase Manhattan Bank, N.A.
                                              450 West 33rd Street
                                              New York, New York  10001
                                              Attn:  Corporate Trust Dept.


Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 1999 through December 31, 1999 under this Agreement and under the Servicing Agreement dated as of March 20, 1997 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

--------------------------------------------------------------------------------


SALLIE MAE SERVICING CORPORATION, as Servicer
11600 Sallie Mae Drive
Reston, Virginia  20193


/s/ THOMAS P. BRISSON
---------------------
Thomas P. Brisson, Vice President, Servicing


/s/ JOHN F. WALLERSTEDT
-----------------------
John F. Wallerstedt, Vice President and Treasurer

                          SLM STUDENT LOAN TRUST 1997-2
                      OFFICER'S CERTIFICATE OF THE SERVICER
                         ANNUAL STATEMENT OF COMPLIANCE
                             AS OF DECEMBER 31, 1999


To:   Indenture Trustee                       Eligible Lender Trustee
      -----------------                       -----------------------
      Bankers Trust Company                   Chase Manhattan Bank Delaware
      Four Albany Street, 10th Floor          1201 Market Street
      New York, New York  10006               Wilmington, Delaware  19801
      Attn:  Corporate Trust & Agency Group   Attn:  John J. Cashin


COPY:                                         The Chase Manhattan Bank, N.A.
                                              450 West 33rd Street
                                              New York, New York  10001
                                              Attn:  Corporate Trust Dept.



Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 1999 through December 31, 1999 under this Agreement and under the Servicing Agreement dated as of June 18, 1997 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

--------------------------------------------------------------------------------


SALLIE MAE SERVICING CORPORATION, as Servicer
11600 Sallie Mae Drive
Reston, Virginia  20193


/s/ THOMAS P. BRISSON
---------------------
Thomas P. Brisson, Vice President, Servicing


/s/ JOHN F. WALLERSTEDT
-----------------------
John F. Wallerstedt, Vice President and Treasurer

                          SLM STUDENT LOAN TRUST 1997-3
                      OFFICER'S CERTIFICATE OF THE SERVICER
                         ANNUAL STATEMENT OF COMPLIANCE
                             AS OF DECEMBER 31, 1999


To:   Indenture Trustee                      Eligible Lender Trustee
      -----------------                      -----------------------
      Bankers Trust Company                  Chase Manhattan Bank Delaware
      Four Albany Street, 10th Floor         1201 Market Street
      New York, New York  10006              Wilmington, Delaware  19801
      Attn:  Corporate Trust & Agency Group  Attn:  John J. Cashin


COPY:                                        The Chase Manhattan Bank, N.A.
                                             450 West 33rd Street
                                             New York, New York  10001
                                             Attn:  Corporate Trust Dept.


Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 1999 through December 31, 1999 under this Agreement and under the Servicing Agreement dated as of September 11, 1997 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

--------------------------------------------------------------------------------


SALLIE MAE SERVICING CORPORATION, as Servicer
11600 Sallie Mae Drive
Reston, Virginia  20193


/s/ THOMAS P. BRISSON
---------------------
Thomas P. Brisson, Vice President, Servicing


/s/ JOHN F. WALLERSTEDT
-----------------------
John F. Wallerstedt, Vice President and Treasurer

                          SLM STUDENT LOAN TRUST 1997-4
                      OFFICER'S CERTIFICATE OF THE SERVICER
                         ANNUAL STATEMENT OF COMPLIANCE
                             AS OF DECEMBER 31, 1999


TO:   Indenture Trustee                       Eligible Lender Trustee
      -----------------                       -----------------------
      Bankers Trust Company                   Chase Manhattan Bank Delaware
      Four Albany Street, 10th Floor          1201 Market Street
      New York, New York  10006               Wilmington, Delaware  19801
      Attn:  Corporate Trust & Agency Group   Attn:  John J. Cashin


COPY:                                         The Chase Manhattan Bank, N.A.
                                              450 West 33rd Street
                                              New York, New York  10001
                                              Attn:  Corporate Trust Dept.



Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 1999 through December 31, 1999 under this Agreement and under the Servicing Agreement dated as of November 12, 1997 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

--------------------------------------------------------------------------------


SALLIE MAE SERVICING CORPORATION, as Servicer
11600 Sallie Mae Drive
Reston, Virginia  20193


/s/ THOMAS P. BRISSON
---------------------
Thomas P. Brisson, Vice President, Servicing


/s/ JOHN F. WALLERSTEDT
-----------------------
John F. Wallerstedt, Vice President and Treasurer

                          SLM STUDENT LOAN TRUST 1998-1
                      OFFICER'S CERTIFICATE OF THE SERVICER
                         ANNUAL STATEMENT OF COMPLIANCE
                             AS OF DECEMBER 31, 1999


TO:    Indenture Trustee                      Eligible Lender Trustee
       -----------------                      -----------------------
       Bankers Trust Company                  Chase Manhattan Bank Delaware
       Four Albany Street, 10th Floor         1201 Market Street
       New York, New York  10006              Wilmington, Delaware  19801
       Attn:  Corporate Trust & Agency Group  Attn:  John J. Cashin


COPY:                                         The Chase Manhattan Bank, N.A.
                                              450 West 33rd Street
                                              New York, New York  10001
                                              Attn:  Corporate Trust Dept.


Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 1999 through December 31, 1999 under this Agreement and under the Servicing Agreement dated as of March 19, 1998 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

--------------------------------------------------------------------------------


SALLIE MAE SERVICING CORPORATION, as Servicer
11600 Sallie Mae Drive
Reston, Virginia  20193


/s/ THOMAS P. BRISSON
---------------------
Thomas P. Brisson, Vice President, Servicing


/s/ JOHN F. WALLERSTEDT
-----------------------
John F. Wallerstedt, Vice President and Treasurer

                          SLM STUDENT LOAN TRUST 1998-2
                      OFFICER'S CERTIFICATE OF THE SERVICER
                         ANNUAL STATEMENT OF COMPLIANCE
                             AS OF DECEMBER 31, 1999


TO:    INDENTURE TRUSTEE                      ELIGIBLE LENDER TRUSTEE
       Bankers Trust Company                  Chase Manhattan Bank Delaware
       Four Albany Street, 10th Floor         1201 Market Street
       New York, New York  10006              Wilmington, Delaware  19801
       Attn:  Corporate Trust & Agency Group  Attn:  John J. Cashin


COPY:                                         The Chase Manhattan Bank, N.A.
                                              450 West 33rd Street
                                              New York, New York  10001
                                              Attn:  Corporate Trust Dept.


Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 1999 through December 31, 1999 under this Agreement and under the Servicing Agreement dated as of June 18, 1998 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

--------------------------------------------------------------------------------


SALLIE MAE SERVICING CORPORATION, as Servicer
11600 Sallie Mae Drive
Reston, Virginia  20193


/s/ THOMAS P. BRISSON
---------------------
Thomas P. Brisson, Vice President, Servicing


/s/ JOHN F. WALLERSTEDT
-----------------------
John F. Wallerstedt, Vice President and Treasurer

                          SLM STUDENT LOAN TRUST 1999-1
                      OFFICER'S CERTIFICATE OF THE SERVICER
                         ANNUAL STATEMENT OF COMPLIANCE
                             AS OF DECEMBER 31, 1999


TO:    INDENTURE TRUSTEE                      ELIGIBLE LENDER TRUSTEE
       Bankers Trust Company                  Chase Manhattan Bank Delaware
       Four Albany Street, 10th Floor         1201 Market Street
       New York, New York  10006              Wilmington, Delaware  19801
       Attn:  Corporate Trust & Agency Group  Attn:  John J. Cashin


COPY:                                         The Chase Manhattan Bank, N.A.
                                              450 West 33rd Street
                                              New York, New York  10001
                                              Attn:  Corporate Trust Dept.


Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from June 29, 1999 through December 31, 1999 under this Agreement and under the Servicing Agreement dated as of June 29, 1999 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

--------------------------------------------------------------------------------


SALLIE MAE SERVICING CORPORATION, as Servicer
11600 Sallie Mae Drive
Reston, Virginia  20193


/s/ THOMAS P. BRISSON
---------------------
Thomas P. Brisson, Vice President, Servicing


/s/ JOHN F. WALLERSTEDT
-----------------------
John F. Wallerstedt, Vice President and Treasurer

                          SLM STUDENT LOAN TRUST 1999-2
                      OFFICER'S CERTIFICATE OF THE SERVICER
                         ANNUAL STATEMENT OF COMPLIANCE
                             AS OF DECEMBER 31, 1999


TO:    INDENTURE TRUSTEE                      ELIGIBLE LENDER TRUSTEE
       Bankers Trust Company                  Chase Manhattan Bank Delaware
       Four Albany Street, 10th Floor         1201 Market Street
       New York, New York  10006              Wilmington, Delaware  19801
       Attn:  Corporate Trust & Agency Group  Attn:  John J. Cashin


COPY:                                         The Chase Manhattan Bank, N.A.
                                              450 West 33rd Street
                                              New York, New York  10001
                                              Attn:  Corporate Trust Dept.


Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from August 12, 1999 through December 31, 1999 under this Agreement and under the Servicing Agreement dated as of August 12, 1999 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

--------------------------------------------------------------------------------


SALLIE MAE SERVICING CORPORATION, as Servicer
11600 Sallie Mae Drive
Reston, Virginia  20193


/s/ THOMAS P. BRISSON
---------------------
Thomas P. Brisson, Vice President, Servicing


/s/ JOHN F. WALLERSTEDT
-----------------------
John F. Wallerstedt, Vice President and Treasurer

                          SLM STUDENT LOAN TRUST 1999-3
                      OFFICER'S CERTIFICATE OF THE SERVICER
                         ANNUAL STATEMENT OF COMPLIANCE
                             AS OF DECEMBER 31, 1999


TO:    INDENTURE TRUSTEE                      ELIGIBLE LENDER TRUSTEE
       Bankers Trust Company                  Chase Manhattan Bank Delaware
       Four Albany Street, 10th Floor         1201 Market Street
       New York, New York  10006              Wilmington, Delaware  19801
       Attn:  Corporate Trust & Agency Group  Attn:  John J. Cashin


COPY:                                         The Chase Manhattan Bank, N.A.
                                              450 West 33rd Street
                                              New York, New York  10001
                                              Attn:  Corporate Trust Dept.


Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from December 28, 1999 through December 31, 1999 under this Agreement and under the Servicing Agreement dated as of December 28, 1999 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

--------------------------------------------------------------------------------


SALLIE MAE SERVICING CORPORATION, as Servicer
11600 Sallie Mae Drive
Reston, Virginia  20193


/s/ THOMAS P. BRISSON
---------------------
Thomas P. Brisson, Vice President, Servicing


/s/ JOHN F. WALLERSTEDT
-----------------------
John F. Wallerstedt, Vice President and Treasurer

                      SALLIE MAE STUDENT LOAN TRUST 1995-1
                              OFFICER'S CERTIFICATE


INDENTURE TRUSTEE                            ELIGIBLE LENDER TRUSTEE
-----------------                            -----------------------
Bankers Trust Company                        Chase Manhattan Bank Delaware
Four Albany Street                           1201 Market Street
New York, NY 10006                           Wilmington, Delaware 19801
Attn: Raymond Delli Colli,                   Attn: John Cashin,
Corporate Trust and Agency Group             Corporate Trust Division
(212) 250-6549                               (302) 428-3375


ADMINISTRATOR                                SERVICER
-------------                                --------
Student Loan Marketing Association           Sallie Mae Servicing Corporation
11600 Sallie Mae Drive                       11600 Sallie Mae Drive
Reston, Virginia 20190-4798                  Reston, Virginia 20193
Attn: Assistant Vice President,              ATTN: Director ABS Administration
Corporate Finance Operations
(703) 810-7711


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 1999 through December 31, 1999 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.


December 31, 1999


STUDENT LOAN MARKETING ASSOCIATION, AS ADMINISTRATOR


/S/ MARK G. OVEREND                         /S/ J. LANCE FRANKE
--------------------                        --------------------
Mark G. Overend, Chief Financial Officer    J. Lance Franke, Authorized Agent
Student Loan Marketing Association          Student Loan Marketing Association

                      SALLIE MAE STUDENT LOAN TRUST 1996-1
                              OFFICER'S CERTIFICATE


INDENTURE TRUSTEE                              ELIGIBLE LENDER TRUSTEE
-----------------                              -----------------------
Bankers Trust Company                          Chase Manhattan Bank Delaware
Four Albany Street                             1201 Market Street
New York, NY 10006                             Wilmington, Delaware 19801
Attn: Raymond Delli Colli,                     Attn: John Cashin,
Corporate Trust and Agency Group               Corporate Trust Division
(212) 250-6549                                 (302) 428-3375


ADMINISTRATOR                                  SERVICER
-------------                                  --------
Student Loan Marketing Association             Sallie Mae Servicing Corporation
11600 Sallie Mae Drive                         11600 Sallie Mae Drive
Reston, Virginia 20190-4798                    Reston, Virginia 20193
Attn: Assistant Vice President,                ATTN: Director ABS Administration
Corporate Finance Operations
(703) 810-7711


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 1999 through December 31, 1999 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.


December 31, 1999


STUDENT LOAN MARKETING ASSOCIATION, AS ADMINISTRATOR


/S/ MARK G. OVEREND                         /S/ J. LANCE FRANKE
--------------------                        -------------------
Mark G. Overend, Chief Financial Officer    J. Lance Franke, Authorized Agent
Student Loan Marketing Association          Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 1996-2
                              OFFICER'S CERTIFICATE


INDENTURE TRUSTEE                             ELIGIBLE LENDER TRUSTEE
-----------------                             -----------------------
Bankers Trust Company                         Chase Manhattan Bank Delaware
Four Albany Street                            1201 Market Street
New York, NY 10006                            Wilmington, Delaware 19801
Attn: Raymond Delli Colli,                    Attn: John Cashin,
Corporate Trust and Agency Group              Corporate Trust Division
(212) 250-6549                                (302) 428-3375


ADMINISTRATOR                                SERVICER
-------------                                 --------
Student Loan Marketing Association            Sallie Mae Servicing Corporation
11600 Sallie Mae Drive                        11600 Sallie Mae Drive
Reston, Virginia 20190-4798                   Reston, Virginia 20193
Attn: Assistant Vice President,               ATTN: Director ABS Administration
Corporate Finance Operations
(703) 810-7711


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 1999 through December 31, 1999 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.


December 31, 1999


STUDENT LOAN MARKETING ASSOCIATION, AS ADMINISTRATOR


/S/ MARK G. OVEREND                         /S/ J. LANCE FRANKE
--------------------                        --------------------
Mark G. Overend, Chief Financial Officer    J. Lance Franke, Authorized Agent
Student Loan Marketing Association          Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 1996-3
                              OFFICER'S CERTIFICATE


INDENTURE TRUSTEE                              ELIGIBLE LENDER TRUSTEE
-----------------                              -----------------------
Bankers Trust Company                          Chase Manhattan Bank Delaware
Four Albany Street                             1201 Market Street
New York, NY 10006                             Wilmington, Delaware 19801
Attn: Raymond Delli Colli,                     Attn: John Cashin,
Corporate Trust and Agency Group               Corporate Trust Division
(212) 250-6549                                 (302) 428-3375


ADMINISTRATOR                                  SERVICER
-------------                                  --------
Student Loan Marketing Association             Sallie Mae Servicing Corporation
11600 Sallie Mae Drive                         11600 Sallie Mae Drive
Reston, Virginia 20190-4798                    Reston, Virginia 20193
Attn: Assistant Vice President,                ATTN: Director ABS Administration
Corporate Finance Operations
(703) 810-7711


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 1999 through December 31, 1999 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.


December 31, 1999


STUDENT LOAN MARKETING ASSOCIATION, AS ADMINISTRATOR


/S/ MARK G. OVEREND                         /S/ J. LANCE FRANKE
--------------------                        --------------------
Mark G. Overend, Chief Financial Officer    J. Lance Franke, Authorized Agent
Student Loan Marketing Association          Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 1996-4
                              OFFICER'S CERTIFICATE


INDENTURE TRUSTEE                             ELIGIBLE LENDER TRUSTEE
-----------------                             -----------------------
Bankers Trust Company                         Chase Manhattan Bank Delaware
Four Albany Street                            1201 Market Street
New York, NY 10006                            Wilmington, Delaware 19801
Attn: Raymond Delli Colli,                    Attn: John Cashin,
Corporate Trust and Agency Group              Corporate Trust Division
(212) 250-6549                                         (302) 428-3375


ADMINISTRATOR                                 SERVICER
-------------                                 --------
Student Loan Marketing Association            Sallie Mae Servicing Corporation
11600 Sallie Mae Drive                        11600 Sallie Mae Drive
Reston, Virginia 20190-4798                   Reston, Virginia 20193
Attn: Assistant Vice President,               ATTN: Director ABS Administration
Corporate Finance Operations
(703) 810-7711


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 1999 through December 31, 1999 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.


December 31, 1999


STUDENT LOAN MARKETING ASSOCIATION, AS ADMINISTRATOR


/S/ MARK G. OVEREND                         /S/ J. LANCE FRANKE
--------------------                        --------------------
Mark G. Overend, Chief Financial Officer    J. Lance Franke, Authorized Agent
Student Loan Marketing Association          Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 1997-1
                              OFFICER'S CERTIFICATE


INDENTURE TRUSTEE                           ELIGIBLE LENDER TRUSTEE
-----------------                           -----------------------
Bankers Trust Company                       Chase Manhattan Bank Delaware
Four Albany Street                          1201 Market Street
New York, NY 10006                          Wilmington, Delaware 19801
Attn: Raymond Delli Colli,                  Attn: John Cashin,
Corporate Trust and Agency Group            Corporate Trust Division
(212) 250-6549                              (302) 428-3375


ADMINISTRATOR                               SERVICER
-------------                               --------
Student Loan Marketing Association          Sallie Mae Servicing Corporation
11600 Sallie Mae Drive                      11600 Sallie Mae Drive
Reston, Virginia 20190-4798                 Reston, Virginia 20193
Attn: Assistant Vice President,             ATTN: Director ABS Administration
Corporate Finance Operations
(703) 810-7711


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 1999 through December 31, 1999 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.


December 31, 1999


STUDENT LOAN MARKETING ASSOCIATION, AS ADMINISTRATOR


/S/ MARK G. OVEREND                         /S/ J. LANCE FRANKE
--------------------                        --------------------
Mark G. Overend, Chief Financial Officer    J. Lance Franke, Authorized Agent
Student Loan Marketing Association          Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 1997-2
                              OFFICER'S CERTIFICATE


INDENTURE TRUSTEE                               ELIGIBLE LENDER TRUSTEE
-----------------                               -----------------------
Bankers Trust Company                           Chase Manhattan Bank Delaware
Four Albany Street                              1201 Market Street
New York, NY 10006                              Wilmington, Delaware 19801
Attn: Raymond Delli Colli,                      Attn: John Cashin,
Corporate Trust and Agency Group                Corporate Trust Division
(212) 250-6549                                  (302) 428-3375


ADMINISTRATOR                                  SERVICER
-------------                                  --------
Student Loan Marketing Association             Sallie Mae Servicing Corporation
11600 Sallie Mae Drive                         11600 Sallie Mae Drive
Reston, Virginia 20190-4798                    Reston, Virginia 20193
Attn: Assistant Vice President,                ATTN: Director ABS Administration
Corporate Finance Operations
(703) 810-7711


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 1999 through December 31, 1999 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.


December 31, 1999


STUDENT LOAN MARKETING ASSOCIATION, AS ADMINISTRATOR


/S/ MARK G. OVEREND                         /S/ J. LANCE FRANKE
--------------------                        --------------------
Mark G. Overend, Chief Financial Officer    J. Lance Franke, Authorized Agent
Student Loan Marketing Association          Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 1997-3
                              OFFICER'S CERTIFICATE


INDENTURE TRUSTEE                             ELIGIBLE LENDER TRUSTEE
-----------------                             -----------------------
Bankers Trust Company                         Chase Manhattan Bank Delaware
Four Albany Street                            1201 Market Street
New York, NY 10006                            Wilmington, Delaware 19801
Attn: Raymond Delli Colli,                    Attn: John Cashin,
Corporate Trust and Agency Group              Corporate Trust Division
(212) 250-6549                                (302) 428-3375


ADMINISTRATOR                                 SERVICER
-------------                                 --------
Student Loan Marketing Association            Sallie Mae Servicing Corporation
11600 Sallie Mae Drive                        11600 Sallie Mae Drive
Reston, Virginia 20190-4798                   Reston, Virginia 20193
Attn: Assistant Vice President,               ATTN: Director ABS Administration
Corporate Finance Operations
(703) 810-7711


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 1999 through December 31, 1999 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.


December 31, 1999


STUDENT LOAN MARKETING ASSOCIATION, AS ADMINISTRATOR


/S/ MARK G. OVEREND                         /S/ J. LANCE FRANKE
--------------------                        --------------------
Mark G. Overend, Chief Financial Officer    J. Lance Franke, Authorized Agent
Student Loan Marketing Association          Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 1997-4
                              OFFICER'S CERTIFICATE


INDENTURE TRUSTEE                           ELIGIBLE LENDER TRUSTEE
-----------------                           -----------------------
Bankers Trust Company                       Chase Manhattan Bank Delaware
Four Albany Street                          1201 Market Street
New York, NY 10006                          Wilmington, Delaware 19801
Attn: Raymond Delli Colli,                  Attn: John Cashin,
Corporate Trust and Agency Group            Corporate Trust Division
(212) 250-6549                              (302) 428-3375


ADMINISTRATOR                               SERVICER
-------------                               --------
Student Loan Marketing Association          Sallie Mae Servicing Corporation
11600 Sallie Mae Drive                      11600 Sallie Mae Drive
Reston, Virginia 20190-4798                 Reston, Virginia 20193
Attn: Assistant Vice President,             ATTN: Director ABS Administration
Corporate Finance Operations
(703) 810-7711


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 1999 through December 31, 1999 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.


December 31, 1999


STUDENT LOAN MARKETING ASSOCIATION, AS ADMINISTRATOR


/S/ MARK G. OVEREND                         /S/ J. LANCE FRANKE
--------------------                        --------------------
Mark G. Overend, Chief Financial Officer    J. Lance Franke, Authorized Agent
Student Loan Marketing Association          Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 1998-1
                              OFFICER'S CERTIFICATE


INDENTURE TRUSTEE                            ELIGIBLE LENDER TRUSTEE
-----------------                            -----------------------
Bankers Trust Company                        Chase Manhattan Bank Delaware
Four Albany Street                           1201 Market Street
New York, NY 10006                           Wilmington, Delaware 19801
Attn: Raymond Delli Colli,                   Attn: John Cashin,
Corporate Trust and Agency Group             Corporate Trust Division
(212) 250-6549                               (302) 428-3375


ADMINISTRATOR                                 SERVICER
-------------                                 --------
Student Loan Marketing Association            Sallie Mae Servicing Corporation
11600 Sallie Mae Drive                        11600 Sallie Mae Drive
Reston, Virginia 20190-4798                   Reston, Virginia 20193
Attn: Assistant Vice President,               ATTN: Director ABS Administration
Corporate Finance Operations
(703) 810-7711


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 1999 through December 31, 1999 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.


December 31, 1999


STUDENT LOAN MARKETING ASSOCIATION, AS ADMINISTRATOR


/S/ MARK G. OVEREND                         /S/ J. LANCE FRANKE
--------------------                        --------------------
Mark G. Overend, Chief Financial Officer    J. Lance Franke, Authorized Agent
Student Loan Marketing Association          Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 1998-2
                              OFFICER'S CERTIFICATE


INDENTURE TRUSTEE                             ELIGIBLE LENDER TRUSTEE
-----------------                             -----------------------
Bankers Trust Company                         Chase Manhattan Bank Delaware
Four Albany Street                            1201 Market Street
New York, NY 10006                            Wilmington, Delaware 19801
Attn: Raymond Delli Colli,                    Attn: John Cashin,
Corporate Trust and Agency Group              Corporate Trust Division
(212) 250-6549                                (302) 428-3375


ADMINISTRATOR                                 SERVICER
-------------                                 --------
Student Loan Marketing Association            Sallie Mae Servicing Corporation
11600 Sallie Mae Drive                        11600 Sallie Mae Drive
Reston, Virginia 20190-4798                   Reston, Virginia 20193
Attn: Assistant Vice President,               ATTN: Director ABS Administration
Corporate Finance Operations
(703) 810-7711


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 1999 through December 31, 1999 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.


December 31, 1999


STUDENT LOAN MARKETING ASSOCIATION, AS ADMINISTRATOR


/S/ MARK G. OVEREND                         /S/ J. LANCE FRANKE
--------------------                        --------------------
Mark G. Overend, Chief Financial Officer    J. Lance Franke, Authorized Agent
Student Loan Marketing Association          Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 1999-1
                              OFFICER'S CERTIFICATE


INDENTURE TRUSTEE                             ELIGIBLE LENDER TRUSTEE
-----------------                             -----------------------
Bankers Trust Company                         Chase Manhattan Bank Delaware
Four Albany Street                            1201 Market Street
New York, NY 10006                            Wilmington, Delaware 19801
Attn: Raymond Delli Colli,                    Attn: John Cashin,
Corporate Trust and Agency Group              Corporate Trust Division
(212) 250-6549                                (302) 428-3375


ADMINISTRATOR                                 SERVICER
-------------                                 --------
Student Loan Marketing Association            Sallie Mae Servicing Corporation
11600 Sallie Mae Drive                        11600 Sallie Mae Drive
Reston, Virginia 20190-4798                   Reston, Virginia 20193
Attn: Assistant Vice President,               ATTN: Director ABS Administration
Corporate Finance Operations
(703) 810-7711


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from June 29, 1999 through December 31, 1999 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.


December 31, 1999


STUDENT LOAN MARKETING ASSOCIATION, AS ADMINISTRATOR


/S/ MARK G. OVEREND                         /S/ J. LANCE FRANKE
--------------------                        --------------------
Mark G. Overend, Chief Financial Officer    J. Lance Franke, Authorized Agent
Student Loan Marketing Association          Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 1999-2
                              OFFICER'S CERTIFICATE


INDENTURE TRUSTEE                             ELIGIBLE LENDER TRUSTEE
-----------------                             -----------------------
Bankers Trust Company                         Chase Manhattan Bank Delaware
Four Albany Street                            1201 Market Street
New York, NY 10006                            Wilmington, Delaware 19801
Attn: Raymond Delli Colli,                    Attn: John Cashin,
Corporate Trust and Agency Group              Corporate Trust Division
(212) 250-6549                                (302) 428-3375


ADMINISTRATOR                                 SERVICER
-------------                                 --------
Student Loan Marketing Association            Sallie Mae Servicing Corporation
11600 Sallie Mae Drive                        11600 Sallie Mae Drive
Reston, Virginia 20190-4798                   Reston, Virginia 20193
Attn: Assistant Vice President,               ATTN: Director ABS Administration
Corporate Finance Operations
(703) 810-7711


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from August 12, 1999 through December 31, 1999 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.


December 31, 1999


STUDENT LOAN MARKETING ASSOCIATION, AS ADMINISTRATOR


/S/ MARK G. OVEREND                         /S/ J. LANCE FRANKE
--------------------                        --------------------
Mark G. Overend, Chief Financial Officer    J. Lance Franke, Authorized Agent
Student Loan Marketing Association          Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 1999-3
                              OFFICER'S CERTIFICATE


INDENTURE TRUSTEE                             ELIGIBLE LENDER TRUSTEE
-----------------                             -----------------------
Bankers Trust Company                         Chase Manhattan Bank Delaware
Four Albany Street                            1201 Market Street
New York, NY 10006                            Wilmington, Delaware 19801
Attn: Raymond Delli Colli,                    Attn: John Cashin,
Corporate Trust and Agency Group              Corporate Trust Division
(212) 250-6549                                (302) 428-3375


ADMINISTRATOR                                 SERVICER
-------------                                 --------
Student Loan Marketing Association            Sallie Mae Servicing Corporation
11600 Sallie Mae Drive                        11600 Sallie Mae Drive
Reston, Virginia 20190-4798                   Reston, Virginia 20193
Attn: Assistant Vice President,               ATTN: Director ABS Administration
Corporate Finance Operations
(703) 810-7711


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from December 28, 1999 through December 31, 1999 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 1999


STUDENT LOAN MARKETING ASSOCIATION, AS ADMINISTRATOR


/S/ MARK G. OVEREND                         /S/ J. LANCE FRANKE
--------------------                        --------------------
Mark G. Overend, Chief Financial Officer    J. Lance Franke, Authorized Agent
Student Loan Marketing Association          Student Loan Marketing Association